UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation
(Exact name of Registrant as specified in charter)

     100 Park Avenue New York,
New York 10017
(Address of principal executive offices) (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:             (212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/05

ITEM 1.	REPORTS TO STOCKHOLDERS.

76th Annual Report 2005

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation invests to

produce future growth of both capital

and income, while providing reasonable

current income.
TABLE OF CONTENTS

To the Stockholders	1

Interview With Your Portfolio Managers	2

Investment Results Per Common Share	3

Highlights of the Year	5

Stockholder Services	7

Federal Taxes	8

A History of Building Long-Term Wealth
and Income	9

Stock Repurchase Program	10

Introduce Tri-Continental to a Friend	10

www.tricontinental.com	10

Diversification of Net Investment Assets	11

Largest Portfolio Changes	13

Ten Largest Equity Holdings	13

Portfolio of Investments	14

Schedule of Options Written	20

Statement of Assets and Liabilities	21

Statement of Capital Stock and Surplus	21

Statement of Operations	22

Statements of Changes in Net Investment Assets	23

Notes to Financial Statements	24

Financial Highlights	29

Report of Independent Registered Public
Accounting Firm	31

Matters Relating to the Directors’ Consideration
of the Continuance of the Management
Agreement	32

Directors and Officers	37

Additional Information	41

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

February 1, 2006

To the Stockholders:

     Your annual Stockholder report for Tri-Continental Corporation follows this letter. This report contains a discussion with your Portfolio Managers, Tri-Continental’s investment results, the Corporation’s portfolio of investments, and audited financial statements.

     For the year ended December 31, 2005, Tri-Continental posted a total return of 2.66% based on net asset value (NAV) and 2.98% based on market price. During the same period, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) returned 4.90% and the Lipper Closed-End Growth & Income Funds Average returned 5.09% .

     Tri-Continental’s NAV increased in 2005. On December 14, 2005, the Corporation’s NAV was $22.56, its highest level in more than four years. The Corporation continues to make progress at offsetting losses sustained during the 2000-2002 market downturn. In 2005, the Corporation had net realized gains which reduced the accumulated loss carryforward from $4.62 per share on December 31, 2004 to $2.60 per share on December 31, 2005. We are aware that many Stockholders are frustrated that Tri-Continental did not distribute capital gain payments in 2005. Federal tax laws require that any capital gains realized by Tri-Continental must first be applied towards offsetting the Corporation’s realized losses. Please keep in mind that any net realized capital gains will be reflected as an increase in Tri-Continental’s NAV and will not be taxable to Stockholders who maintain their investment.

     We are encouraged by the increase in Tri-Continental’s 2005 ordinary dividend payments, which aggregated $0.24 per share — an increase of 50% from Tri-Continental’s 2004 ordinary dividend payments of $0.16 per share. In 2004, Tri-Continental also made an extraordinary dividend payment of $0.07 per share that resulted from a special one-time dividend paid in 2004 by Microsoft, in which the Corporation was invested. Tri-Continental has paid dividends to Common Stockholders, uninterrupted, for 62 years.

     We thank you for your continued support of Tri-Continental Corporation, and look forward to many more years of serving your investment needs.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

Tri-Continental Corporation

Interview With Your Portfolio Managers, John B. Cunningham
and Michael F. McGarry

What were Tri-Continental’s investment results for 2005?

For the year ended December 31, 2005, Tri-Continental posted a total return of 2.66% based on net asset value and 2.98% based on market price. During the same period, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500) returned 4.90%, and the Corporation’s peers, measured by the Lipper Closed-End Growth & Income Funds Average, returned 5.09% .

What market conditions and events materially affected Tri-Continental’s performance during the year ended December 31, 2005?

The year 2005 delivered strong US economic resiliency yet disappointing stock market performance. Some of the notable developments that influenced the economy and the markets last year included sharply higher commodity prices, continued federal funds rate increases, and several natural disasters. Energy prices hit record levels during the year, driven by increasing demand from emerging economies as well as supply reductions from three significant hurricanes that hit the Gulf Coast region. The Federal Reserve Board continued its policy of “measured pace” tightening, raising the federal funds rate in eight consecutive 0.25% increments in 2005. Despite higher short-term rates, long-term rates were little changed (as measured by the 10-year Treasury), which resulted in a flatter US Treasury yield curve. Despite higher energy prices and rising short-term interest rates, consumers remained resilient. Many corporations strengthened their financial standing, though there were some notable exceptions. The major rating agencies downgraded General Motors’ and Ford’s debt to junk status, while two auto suppliers, Collins & Aikman and Delphi, declared bankruptcy. Bankruptcies also plagued the Airline sector, with Delta and Northwest both filing for Chapter 11. Outside of the US, hostilities continued in Iraq, and terrorist activities remained a concern.

The US economy took most of these developments in stride. Despite high commodity prices, core inflation remained low. Corporate profits increased at a double-digit pace. GDP growth also continued its strong trends. Merger and acquisition activity accelerated as companies put their large cash balances to work. We expect this trend to continue in 2006. Overall, 2005 was a year in which we saw an encouragingly favorable economic backdrop, but in which the major US equity indices delivered unimpressive returns. The Dow Jones Industrial Average ended the year lower, while the S&P 500 and the NASDAQ posted slight gains.

What investment strategies and techniques materially affected Tri-Continental’s performance during the period?

Tri-Continental’s underperformance for the year relative to the S&P 500 Index resulted from a combination of adverse stock selection and sector allocation. From a sector perspective, Tri-Continental was underweight versus the S&P 500 in Energy, which was the top-performing sector in the benchmark. We did not anticipate continued strength in this sector, and our relative underweight in Energy penalized performance.

From a stock selection standpoint, adverse stock selection in Health Care and Industrials proved detrimental to the Corporation’s performance for the period. Within Health Care, Tri-Continental maintained a sizable weighting in pharmaceutical stocks, which, in general, underperformed sharply in 2005. Further, within Health Care, the Corporation’s smaller biotech holdings hurt performance as larger biotech companies outperformed smaller biotech companies for the period. Within Industrials, Tri-Continental’s stock selection hurt performance, in particular due to a large industrial conglomerate in which the Corporation maintained a considerable position.

(continued on page 4)

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 2005
		Average Annual

	Three	One	Two	Three	Five	Ten
	Months*	Year	Years	Years	Years	Years

Market Price	2.13%	2.98%	7.85%	13.36%	(0.17)%	6.87%

Net Asset Value	2.41	2.66	7.88	13.56	(0.63)	6.64

Lipper Closed-End
Growth & Income
Funds Average**	1.08	5.09	8.82	14.43	3.38	8.18

S&P 500 Index**	2.08	4.90	7.83	14.37	0.54	9.06

PRICE PER SHARE

	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004

Market Price	$18.58	$18.26	$17.81	$17.80	$18.28

Net Asset Value	22.16	21.72	21.36	21.10	21.87

DIVIDEND, CAPITAL GAIN AND YIELD INFORMATION
For the Period Ended December 31, 2005
	Capital Gain/Loss

Dividends Paid‡	Realized†	Unrealized Gain††	Unrealized Loss††	SEC 30-Day YieldØ

$0.24	$2.23	$1.82	$1.47	$1.59%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. J. & W. Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

*	Returns for periods of less than one year are not annualized.

**	The Lipper Closed-End Growth & Income Funds Average (the “Lipper Average”) and the Standard & Poor’s 500 Composite Stock Index (the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees, taxes, and sales charges. The Lipper Average measures the performance of closed-end funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $2.50 per share.

†	Information does not reflect the effect of capital loss carryforwards that are available to offset these and future capital gains. See Note 5 to Financial Statements.

††	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of December 31, 2005.

Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2005, has been computed in accordance with SEC regulations and will vary.

1	The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Corporation’s prospectus or Statement of Additional Information.

Tri-Continental Corporation

Interview With Your Portfolio Managers (continued)

Tri-Continental’s exposure to the Telecommunications Services and Consumer Staples sectors contributed positively to performance for the period. Consolidation activity along with increased competition and technological change within Telecommunications made the sector a generally difficult area for investors in 2005, and the sector delivered negative returns for the benchmark. However, our strategy focused on areas within Telecomm outside of the benchmark — in particular the cell phone tower space. This strategy proved successful as stock selection within the sector had the largest positive relative contribution to Tri-Continental’s performance for the year and caused the sector, which was one of the worst performing for the benchmark, to be one of the top-performing sectors for the Corporation.

Tri-Continental’s exposure to, and stock selection within, Consumer Staples further aided performance. The Corporation’s single largest individual contributor to performance in 2005 was a large consumer staples company that posted exceptional gains for the period, and in which the Corporation maintained a significant weighting.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Tri-Continental Corporation is managed by the Seligman Core Investment Team, headed by John B. Cunningham. He and Co-Portfolio Manager Michael F. McGarry are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Team members include Christopher Boova, Francis Fay (trader), Edward Mehalick and Brian Turner.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $22.16 at December 31, 2005 compared to $21.87 at the start of the year. Assuming the reinvestment of dividends in additional shares, the total return was 2.66% . On December 14, 2005, Tri-Continental’s NAV was $22.56, its highest level in more than four years.

Operating expenses for the year were $15,577,755. The ratio of expenses to average net investment assets was 0.64%, down slightly from 2004’s expense ratio of 0.65% ..

Common Stock dividends, paid quarterly, totaled $0.24 per share on an average of 110,249,000 shares, compared to $0.23 in 2004 when, on average, there were approximately 4,881,000 fewer shares outstanding. Of the dividends paid in 2004, $0.07 per share was from a special dividend paid to the Corporation by Microsoft. Tri-Continental has paid dividends to Common Stockholders, uninterrupted, for 62 years.

Preferred Stock dividends, paid each quarter, completed 75 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $37.98 per Preferred share.

Stock Repurchase Program

     For the period from November 19, 2004, through December 31, 2005, the Corporation repurchased 6,460,302 shares, representing 5.69% of outstanding shares at the beginning of the period. This compares to 5,931,023 shares repurchased in the year ended November 18, 2004, representing 5.0% of shares outstanding.

     The shares acquired during the current period were repurchased at discounts that ranged from 14.63% to 17.35% . As a consequence, the repurchase program increased the Corporation’s net asset value by approximately $0.18 per share, or 0.86% .

Tri-Continental Corporation

Highlights of the Year (continued)

Assets at Year End:	2005	2004

Total assets	$2,443,519,572	$2,530,457,318
Amount owed	13,578,973	22,039,411

Net Investment Assets	2,429,940,599	2,508,417,907
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$2,392,303,599	$2,470,780,907

Common shares outstanding	107,965,119	112,984,675
Net Assets Per Each Common Share	$22.16	$21.87

Capital Gains:
Net capital gains realized	$240,773,955	$203,137,280
Per Common share	2.23	1.80
Accumulated capital losses, end of year	$(281,129,655)	$(521,908,897)
Per Common share, end of year	(2.60)	(4.62)
Unrealized capital gains, end of year	$196,467,364	$337,244,457
Per Common share, end of year	1.82	2.98
Unrealized capital losses, end of year	$(158,809,484)	$(71,297,413)
Per Common share, end of year	$(1.47)	$(0.63)

Income:
Total investment income earned	$44,163,786	$45,179,963
Expenses	15,577,755	15,384,216
Preferred Stock dividends	1,881,850	1,881,850

Income for Common Stock	$26,704,181	$27,913,897

Expenses to average net investment assets	0.64%	0.65%
Expenses to average net assets for Common Stock.	0.65%	0.66%

Dividends per Common Share	$0.24	$0.23

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market or elsewhere to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2005, 3,126,041 shares were purchased by Stockholders through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under Stock Repurchase Program on page 10, during 2005 the Corporation purchased 2,527,047 additional shares.

Traditional Individual Retirement Account (IRA). You may contribute up to $4,000 per year to a Traditional IRA provided you have earned income and are under age 70½. A working or non-working spouse may also contribute up to $4,000 to a separate Traditional IRA. Individuals age 50 and over may contribute up to $500 extra ($1,000 in 2006) as “catch-up contributions.” Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and are not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2006 is less than $50,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $75,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $150,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or a tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA generally must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your modified adjusted gross income (MAGI) must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Individuals age 50 and over may contribute up to $500 extra ($1,000 in 2006) as “catch-up contributions.” Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may

Tri-Continental Corporation

Stockholder Services (continued)

convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income, to a maximum of $44,000 per participant. For retirement plan purposes, no more than $220,000 may be taken into account as earned income under the plan in 2006 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US.

Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $12,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $24,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

     Quarterly dividends paid on both the Preferred and Common Stocks for 2005 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the 2005 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

     For the year ended December 31, 2005, the Corporation designates 100%, or the maximum allowable, of its dividend distributions paid to Common and Preferred Stockholders as qualified dividend income. In order for an individual to claim dividends received as qualified dividends, individual Common Stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date, while Preferred Stockholders must have held their shares for more than 90 days during the 181-day period beginning 90 days before each ex-dividend date.

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental purchased on December 31, 1985, was $29,375. Stockholders who took capital gain distributions in shares would have realized more than a two-fold increase in the market value of these 1,000 shares to $98,325 by year-end 2005. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $161,081 at the end of 2005.

*   Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1993 rights offering. Either the exercise or sale of the rights would improve the above results.

     For the 20-year period ended December 31, 2005. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If commissions or sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

Tri-Continental Corporation

Stock Repurchase Program

     In November 2005, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program, which began in November 1998. The program authorizes the Corporation to repurchase up to 5.0% of the Corporation’s shares for the period January 1, 2006 through December 31, 2006, provided that the discount remains wider than 10%. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while seeking, among other things, to increase the NAV of the Corporation’s outstanding shares.

     From November 19, 2004 through December 31, 2005, the Corporation repurchased 6.5 million shares, 5.7% of stock outstanding on November 18, 2004. Since January 1, 1999, the first full year of the share repurchases in the open market, the Corporation has repurchased 46.8 million shares, which has increased Tri-Continental’s total return by approximately 7%.

Introduce Tri-Continental to a Friend

     “Introduce Tri-Continental to a Friend” is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

     Reply cards allowing Stockholders to request a copy of “The Story of Tri-Continental” brochure and the “Introduce Tri-Continental to a Friend” investor package have been inserted in the Mid-Year and Annual Reports since the program’s inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental’s Chairman, a copy of the most recent Stockholder Report, a Prospectus, “The Story of Tri-Continental” brochure, and a pamphlet explaining the attributes of closed-end funds.

www.tricontinental.com*

     Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

     Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

     Please visit www.tricontinental.com.* We hope you find the site a useful one that you will want to visit often.

*	The reference to Tri-Continental’s website is an inactive textual reference and information contained in or otherwise accessible through Tri-Continental’s website does not form a part of this report or Tri-Continental’s prospectus or Statement of Additional Information.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2005, was as follows. Individual securities owned are listed on pages 14 to 19.

				Investment Assets
				December 31,

	Issues	Cost	Value	2005	2004

Common Stocks, Warrants
and Options Purchased:
Aerospace and Defense	2	$31,884,677	$35,956,750	1.5	0.6
Air Freight and Logistics	1	9,510,804	10,422,746	0.4	—
Auto Components	—	—	—	—	0.9
Beverages	4	56,131,721	53,024,909	2.2	2.6
Biotechnology	2	50,522,100	40,549,589	1.7	1.0
Building Products	1	10,886,158	11,390,687	0.5	0.5
Capital Markets	4	57,152,882	63,484,125	2.6	3.1
Chemicals	4	56,303,567	61,742,406	2.5	2.1
Commercial Banks	2	76,267,756	82,634,007	3.4	3.2
Commercial Services and Supplies	2	48,076,282	42,771,450	1.8	1.7
Communications Equipment	8	142,317,781	143,981,895	5.9	3.8
Computers and Peripherals	5	89,330,950	93,860,887	3.9	5.1
Consumer Finance	—	—	—	—	1.8
Containers and Packaging	1	28,713,993	28,423,368	1.2	—
Diversified Consumer Services	1	11,043,421	10,530,340	0.4	—
Diversified Financial Services	3	115,595,768	128,588,968	5.3	4.4
Diversified Telecommunication
Services	2	58,666,890	57,921,025	2.4	1.9
Electric Utilities	—	—	—	—	0.5
Electronic Equipment and
Instruments	—	—	—	—	0.5
Energy Equipment and Services	—	—	—	—	0.8
Food and Staples Retailing	4	102,992,272	88,656,110	3.6	3.6
Food Products	1	9,434,432	8,527,736	0.4	1.4
Health Care Equipment and
Supplies	2	32,046,606	30,192,510	1.2	0.4
Health Care Providers and Services	2	30,635,612	31,679,155	1.3	1.8
Hotels, Restaurants and Leisure	2	28,643,679	26,704,557	1.1	2.2
Household Products	1	10,744,056	12,111,795	0.5	2.1
Index Derivatives	—	—	—	—	0.8
Industrial Conglomerates	3	120,828,177	124,429,911	5.1	5.7
Insurance	3	62,650,969	75,772,105	3.1	4.8
Internet and Catalog Retail	—	—	—	—	0.7
Internet Software and Services	2	31,013,339	39,015,450	1.6	1.0
Machinery	2	28,214,248	35,974,684	1.5	1.9
Media	8	134,438,330	125,598,027	5.2	4.0
Metals and Mining	1	13,979,543	12,753,541	0.5	1.6
Multi-Utilities	1	8,666,499	8,499,720	0.3	0.8
Multiline Retail	2	36,856,663	35,521,445	1.5	0.5
Oil, Gas and Consumable Fuels	4	94,888,218	108,873,410	4.5	3.6
Paper and Forest Products	—	—	—	—	0.5

(continued on page 12)

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)

				Percent of Net
				Investment Assets
				December 31,

	Issues	Cost	Value	2005	2004

Common Stocks, Warrants
and Options Purchased:
(continued)
Personal Products	1	$12,444,056	$11,006,025	0.5	—
Pharmaceuticals	13	276,208,723	255,052,894	10.5	9.6
Semiconductors and
Semiconductor Equipment	4	55,136,357	54,601,831	2.2	2.9
Software	6	158,887,395	151,817,496	6.2	5.6
Specialty Retail	3	46,998,522	45,106,121	1.9	0.9
Thrifts and Mortgage Finance	4	38,363,456	36,799,871	1.5	2.0
Tobacco	3	56,636,799	82,635,853	3.4	2.4
Wireless Telecommunication
Services	4	53,534,412	61,426,699	2.5	1.8

Total Common Stocks,
Warrants and Options
Purchased	118	2,286,647,113	2,328,040,098	95.8	97.1
US Treasury Notes	1	6,863,907	6,818,069	0.3	—
Tri-Continental Financial
Division	2	5,809,006	2,194,895	0.1	0.1
Short-Term Holdings and
Other Assets Less Liabilities	5	92,894,801	92,887,537	3.8	2.8

Net Investment Assets	126	$2,392,214,827	$2,429,940,599	100.0	100.0

Tri-Continental Corporation

Largest Portfolio Changes
October 1 to December 31, 2005

Largest Purchases	Largest Sales
BellSouth Corporation*	Verizon Communications Inc.**
Maxim Integrated Products, Inc.*	Advanced Micro Devices, Inc.**
Amdocs Limited*	Computer Associates International, Inc.**
McDonald’s Corporation*	Kroger Company (The)**
UST Inc.*	Wal-Mart Stores, Inc.
XL Capital Ltd. Class A*	Citigroup Inc.
Albertson’s, Inc.	Novartis (ADR)
Merck & Co. Inc.*	Tidewater Inc.**
Abbott Laboratories*	American Express Company**
Mercury Interactive Corporation	Colgate-Palmolive Company**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

Ten Largest Equity Holdings
December 31, 2005

	Cost	Value
	(000s)	(000s)

General Electric Company	$92,488	$84,973
Microsoft Corporation	80,040	76,597
Citigroup Inc.	63,661	72,331
Altria Group, Inc.	37,784	62,427
Bank of America Corporation	52,386	57,094
Pfizer Inc.	77,064	50,978
Exxon Mobil Corporation	34,437	50,948
International Business
Machines Corporation	48,667	48,491
JPMorgan Chase & Co.	42,660	45,644
American International Group, Inc.	38,227	43,360

	$567,414	$592,843

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2005

	Shares		Value

COMMON STOCKS AND WARRANTS 94.0%

AEROSPACE AND DEFENSE 1.5%
General Dynamics Corporation	98,500		$11,233,925
Honeywell International Inc.	663,700		24,722,825

			35,956,750

AIR FREIGHT AND LOGISTICS 0.4%
FedEx Corp.	100,810	(1)	10,422,746

BEVERAGES 2.0%
Coca-Cola Company (The)	513,000		20,691,123
Coca-Cola Enterprises Inc.	489,000		9,374,130
PepsiCo, Inc.	316,200		18,681,096

			48,746,349

BIOTECHNOLOGY 1.7%
Amgen Inc.*	289,100		22,769,516
Pharmion Corporation*	998,600		17,780,073

			40,549,589

BUILDING PRODUCTS 0.5%
Masco Corporation	377,300		11,390,687

CAPITAL MARKETS 2.6%
Bank of New York Company, Inc. (The)	633,500		20,176,975
Goldman Sachs Group, Inc. (The)	94,800		12,106,908
Merrill Lynch & Co. Inc.	258,200		17,487,886
Morgan Stanley	241,670		13,712,356

			63,484,125

CHEMICALS 2.5%
Dow Chemical Co. (The)	396,900		17,392,158
E.I. Du Pont de Nemours and Company	599,400		25,474,500
Praxair, Inc.	328,800		17,413,248

			60,279,906

COMMERCIAL BANKS 3.4%
Bank of America Corporation	1,237,140		57,094,011
Wachovia Corporation	483,163		25,539,996

			82,634,007

COMMERCIAL SERVICES AND SUPPLIES 1.8%
Cendant Corporation	1,400,100		24,151,725
Waste Management Inc.	613,500		18,619,725

			42,771,450

See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2005

	Shares or
	Warrants		Value

COMMUNICATIONS EQUIPMENT 5.8%
Cisco Systems, Inc.*	1,994,180	shs.	$34,070,565
Corning Incorporated*	1,218,300		23,951,778
Lucent Technologies, Inc.*	6,802,800		18,095,448
Lucent Technologies, Inc. (exercise price of $2.75, expiring 12/10/2007)*	9,290,125	wts.	5,272,146
Nokia Corp. (ADR)	2,357,700	shs.	43,145,910
QUALCOMM Inc.	351,500		15,116,258

			139,652,105

COMPUTERS AND PERIPHERALS 3.9%
Apple Computer, Inc.*	115,200	(1)	8,263,296
Dell Inc.*	241,860		7,242,498
EMC Corporation*	1,383,200		18,839,184
International Business Machines Corporation	589,920		48,491,424
Seagate Technology*	551,500		11,024,485

			93,860,887

CONTAINERS AND PACKAGING 1.2%
Smurfit-Stone Container Company*	2,007,300		28,423,368

DIVERSIFIED CONSUMER SERVICES 0.4%
ServiceMaster Company (The)	881,200		10,530,340

DIVERSIFIED FINANCIAL SERVICES 5.3%
CIT Group Inc.	205,000		10,614,900
Citigroup Inc.	1,490,430		72,330,568
JPMorgan Chase & Co.	1,150,000		45,643,500

			128,588,968

DIVERSIFIED TELECOMMUNICATION SERVICES 2.4%
BellSouth Corporation	1,427,200		38,677,120
Citizens Communications Company	1,573,500		19,243,905

			57,921,025

FOOD AND STAPLES RETAILING 3.6%
Albertson’s, Inc.	1,908,600		40,748,610
CVS Corporation	668,200		17,653,844
Wal-Mart Stores, Inc.	645,020		30,186,936

			88,589,390

FOOD PRODUCTS 0.4%
McCormick & Company, Incorporated	275,800		8,527,736

HEALTH CARE EQUIPMENT AND SUPPLIES 1.2%
Boston Scientific Corporation*	515,400		12,622,146
Medtronic, Inc.	305,200		17,570,364

			30,192,510

See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2005

	Shares		Value

HEALTH CARE PROVIDERS AND SERVICES 1.3%
HCA Inc.	241,000		$12,170,500
WellPoint Inc.*	244,500		19,508,655

			31,679,155

HOTELS, RESTAURANTS AND LEISURE 1.1%
Applebee’s International, Inc.	434,300		9,810,837
McDonald’s Corporation	501,000		16,893,720

			26,704,557

HOUSEHOLD PRODUCTS 0.5%
Procter & Gamble Company (The)	209,257		12,111,795

INDUSTRIAL CONGLOMERATES 5.0%
General Electric Company	2,424,350		84,973,467
Tyco International Ltd.	1,289,040		37,201,694

			122,175,161

INSURANCE 3.1%
American International Group, Inc.	635,500		43,360,165
Prudential Financial, Inc.	218,400		15,984,696
XL Capital Ltd. Class A	243,800		16,427,244

			75,772,105

INTERNET SOFTWARE AND SERVICES 1.5%
Google Inc. Class A*	90,000	(1)	37,341,450

MACHINERY 1.5%
Deere & Company	160,800		10,952,088
Illinois Tool Works Inc.	284,380		25,022,596

			35,974,684

MEDIA 5.1%
Clear Channel Communications, Inc.	372,200		11,705,690
Comcast Corporation Class A*	732,500		18,979,075
The Walt Disney Company	248,200		5,949,354
News Corp. Class A	1,260,200		19,596,110
Time Warner Inc.	1,880,300		32,792,432
Univision Communications Inc. Class A*	621,400		18,262,946
Viacom Inc. Class B*	506,700		16,518,420

			123,804,027

METALS AND MINING 0.5%
Alcoa Inc.	431,300		12,753,541

MULTI-UTILITIES 0.3%
Dominion Resources, Inc.	110,100		8,499,720

MULTILINE RETAIL 1.5%
Dollar General Corporation	1,237,300		23,595,311
Federated Department Stores, Inc.	179,800		11,926,134

			35,521,445

See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2005

	Shares		Value

OIL, GAS AND CONSUMABLE FUELS 4.5%
Chevron Corporation	525,900		$29,855,343
ConocoPhillips	450,200		26,192,636
Exxon Mobil Corporation	907,025		50,947,594
Pogo Producing Company	37,700		1,877,837

			108,873,410

PERSONAL PRODUCTS 0.4%
Avon Products, Inc.	385,500		11,006,025

PHARMACEUTICALS 10.0%
Abbott Laboratories	304,100		11,990,663
Andrx Corp.*	1,208,700		19,913,332
Forest Laboratories, Inc.*	488,200		19,859,976
Johnson & Johnson	642,063		38,587,986
Lilly Eli & Company	225,700		12,772,363
Merck & Co. Inc.	415,000		13,201,150
Novartis (ADR)	235,500		12,359,040
Pfizer Inc.	2,186,038		50,978,406
Sanofi-Aventis (ADR)	288,500		12,665,150
Valeant Pharmaceuticals International	980,100		17,720,208
Wyeth	721,000		33,216,470

			243,264,744

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT 2.2%
Broadcom Corporation Class A*	256,200	(1)	12,061,896
Intel Corporation	694,090		17,279,371
Maxim Integrated Products, Inc.	676,200		24,491,964

			53,833,231

SOFTWARE 6.0%
Amdocs Limited*	685,300		18,845,750
Business Objects S.A. (ADR)*	305,300		12,344,806
Mercury Interactive Corporation*	699,700		19,448,162
Microsoft Corp.	2,933,056		76,596,757
Symantec Corporation*	1,062,174		18,593,356

			145,828,831

SPECIALTY RETAIL 1.9%
The Gap, Inc.	658,200		11,610,648
The Home Depot, Inc.	491,600		19,899,968
Limited Brands, Inc.	608,300		13,595,505

			45,106,121

THRIFTS AND MORTGAGE FINANCE 1.2%
Fannie Mae	312,100		15,233,601
Freddie Mac	223,700		14,618,795

			29,852,396

See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2005

	Shares or Shares
	Subject to Call/Put	Value

TOBACCO 3.3%
Altria Group, Inc.	835,480	$62,427,066
UST Inc.	448,900	18,328,587

		80,755,653

WIRELESS TELECOMMUNICATION SERVICES 2.5%
American Tower Corporation Class A*	928,500	25,162,350
Nextel Partners, Inc. Class A*	440,500	12,303,165
Sprint Nextel Corporation	981,900	22,937,184

		60,402,699

TOTAL COMMON STOCKS
AND WARRANTS (Cost $2,244,188,463)		2,283,782,688

OPTIONS PURCHASED 1.8%

BEVERAGES 0.2%
Coca-Cola Enterprise Inc. Call, expiring January 2008 at $15	707,200	4,278,560

CHEMICALS 0.0%
E.I. Du Pont de Nemours and Company Call,
expiring January 2008 at $35	150,000	1,462,500

COMMUNICATIONS EQUIPMENT 0.2%
Cisco Systems, Inc. Call, expiring January 2008 at $17.50	1,287,200	4,119,040
Corning Incorporated Call, expiring January 2005 at $20	421,500	210,750

		4,329,790

FOOD AND STAPLES RETAILING 0.0%
Albertson’s, Inc. Call, expiring March 2005 at $25	222,400	66,720

INDUSTRIAL CONGLOMERATES 0.1%
Tyco International Ltd. Call, expiring January 2008 at $25	311,000	2,254,750

INTERNET SOFTWARE AND SERVICES 0.1%
Google Inc. Put, expiring March 2006 at $400	90,000	1,674,000

MEDIA 0.1%
The Walt Disney Company Call, expiring January 2008 at $20	276,000	1,794,000

PHARMACEUTICALS 0.5%
Andrx Corp. Call, expiring January 2008 at $15	895,900	4,658,680
Pfizer Inc. Call, expiring January 2008 at $17.50	1,064,100	7,129,470

		11,788,150

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT 0.0%
Broadcom Corporation Class A Put, expiring February 2006 at $47.50	256,200	768,600

See footnotes on page 19.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2005

	Shares Subject to Call/Put,
	Principal Amount
	or Partnership Interest		Value

SOFTWARE 0.2%
Mercury Interactive Corporation Call, expiring January 2008 at $20	537,100	shs.	$5,988,665

THRIFTS AND MORTGAGE FINANCE 0.3%
Freddie Mac Call, expiring January 2008 at $50	187,200		3,641,040
Freddie Mac Call, expiring January 2008 at $55	207,300		3,306,435

			6,947,475

TOBACCO 0.1%
UST Inc. Call, expiring July 2006 at $35	276,500		1,880,200

WIRELESS TELECOMMUNICATION SERVICES 0.0%
Nextel Partners, Inc. Call, expiring January 2007 at $25	320,000		1,024,000

TOTAL OPTIONS PURCHASED (Cost $42,458,650)			44,257,410

US TREASURY NOTES 0.3%
US Treasury Notes 3.375%, 2/28/2007 (Cost $6,863,907)	$ 6,900,000	(1)	6,818,069

TRI-CONTINENTAL
FINANCIAL DIVISION 0.1%
WCAS Capital Partners II, L.P.†	4,301,124		1,784,623
Whitney Subordinated Debt Fund, L.P.†	1,507,882		410,272

TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION (Cost $5,809,006)			2,194,895

SHORT-TERM HOLDINGS 3.7%

FIXED TIME DEPOSITS 2.6%
Royal Bank of Scotland, Grand Cayman 4.12%, 1/3/2006	62,413,000		62,413,000

US TREASURY NOTES 1.1%
US Treasury Notes 1.875%, 1/31/2006	8,900,000	(1)	8,884,081
US Treasury Notes 1.875%, 1/31/2006	13,520,000	(1)	13,500,761
US Treasury Notes 2.25%, 4/30/2006	5,615,000	(1)	5,580,131

			27,964,973

TOTAL SHORT-TERM HOLDINGS (Cost $90,385,237)			90,377,973

TOTAL INVESTMENTS (Cost $2,389,705,263) 99.9%			2,427,431,035
OTHER ASSETS LESS LIABILITIES 0.1%			2,509,564

NET INVESTMENT ASSETS 100.0%			$2,429,940,599

* Non-income producing security.

ADR — American Depositary Receipts.

† Restricted security.

(1) All or part of the security is held as collateral for written options. As of December 31, 2005, the value of securities held as collateral was $102,871,396.

See Notes to Financial Statements.

Tri-Continental Corporation

Schedule of Options Written	December 31, 2005

	Shares Subject
	to Call/Put	Value

CALL OPTIONS WRITTEN
Apple Computer Inc., expiring January 2006 at $62.50	115,200	$(1,198,080)
Broadcom Corporation Class A, expiring February 2006 at $52.50	256,200	(217,770)
FedEx Corp., expiring February 2006 at $105	100,800	(257,040)
Google Inc. Class A, expiring March 2006 at $450	90,000	(1,341,000)

		(3,013,890)

PUT OPTIONS WRITTEN
Aetna Inc., expiring January 2006 at $92.50	132,500	(139,125)
Albertson’s Inc., expiring March 2006 at $25	222,400	(889,600)
Mercury Interactive Corporation, expiring January 2006 at $25	321,600	(176,880)
Nextel Partners, Inc. Class A, expiring January 2006 at $30	4,400	(9,460)

		(1,215,065)

TOTAL OPTIONS WRITTEN
(Premium received $4,161,063)		$(4,228,955)

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities      December 31, 2005

Assets:
Investments, at value
Common stocks and warrants (cost—$2,244,188,463)	$2,283,782,688
Options purchased (cost—$42,458,650)	44,257,410
US Treasury Notes (cost—$6,863,907)	6,818,069
Tri-Continental Financial Division (cost—$5,809,006)	2,194,895
Short-term holdings (cost—$90,385,237)	90,377,973

Total investments (cost—$2,389,705,263)	2,427,431,035
Cash (includes restricted cash of $206,670)	231,688
Receivable for securities sold	12,636,979
Receivable for dividends and interest	2,697,347
Expenses prepaid to shareholder service agent	310,985
Other	211,538

Total Assets	2,443,519,572

Liabilities:
Payable for securities purchased	7,355,819
Options written (premium received—$4,161,063)	4,228,955
Management fee payable	865,986
Preferred stock dividends payable	470,463
Accrued expenses and other	657,750

Total Liabilities	13,578,973

Net Investment Assets	2,429,940,599

Preferred Stock	37,637,000

Net Assets for Common Stock	$2,392,303,599

Net Assets per share of Common Stock
(Market value—$18.58)	$22.16

Statement of Capital Stock and Surplus December 31, 2005

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share $3,228
Shares authorized—1,000,000; issued and
outstanding—752,740	$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—107,965,119	53,982,560
Surplus:
Capital surplus	2,580,680,371
Undistributed net investment income	1,112,443
Accumulated net realized loss	(281,129,655)
Net unrealized appreciation of investments and options written	37,657,880

Net Investment Assets	$2,429,940,599

See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations For the Year Ended December 31, 2005

Investment Income:
Dividends (net of foreign taxes withheld of $216,422)	$42,014,233
Interest	1,859,564
Other Income	289,989

Total Investment Income	44,163,786

Expenses:
Management fee	10,024,375
Stockholder account and registrar services	3,772,315
Custody and related services	470,426
Stockholder reports and communications	419,123
Directors’ fees and expenses	333,394
Stockholders’ meeting	228,603
Audit and legal fees	112,742
Registration	52,330
Miscellaneous	164,447

Total Expenses	15,577,755

Net Investment Income	28,586,031	*

Net Realized and Unrealized Gain (Loss)
On Investments and Options Written
Net realized gain on investments	232,990,389
Net realized gain on options written	7,783,566
Net change in unrealized appreciation
of investments and options written	(228,289,164)

Net Gain on Investments and Options Written	12,484,791

Increase in Net Assets from Operations and Options Written	$41,070,822

* Net investment income for Common Stock is $26,704,181, which is net of Preferred Stock dividends of $1,881,850.

See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

	Year Ended December 31,

	2005	2004

Operations:
Net investment income	$28,586,031	$29,795,747
Net realized gain on investments	232,990,389	202,500,162
Net realized gain on options written	7,783,566	—
Payments received from the Manager (Note 8)	—	637,118
Net change in unrealized appreciation of investments
and options written	(228,289,164)	43,439,840

Increase in Net Investment Assets from Operations	41,070,822	276,372,867

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50)	(1,881,850)	(1,881,850)
Common Stock (per share: $0.24 and $0.23)	(26,442,677)	(26,373,838)

Decrease in Net Investment Assets
from Distributions	(28,324,527)	(28,255,688)

Capital Share Transactions:
Value of shares of Common Stock issued
for investment plans (623,631 and 789,005 shares)	11,321,060	13,553,321
Cost of shares of Common Stock purchased
from investment plan participants
(3,126,041 and 3,355,911 shares)	(56,684,947)	(57,058,115)
Cost of shares of Common Stock purchased in the
open market (2,527,047 and 2,638,515 shares)	(45,869,616)	(44,832,751)
Net proceeds from issuance of shares of
Common Stock upon exercise of
warrants (9,900 and 1,845 shares)	9,900	1,845

Decrease in Net Investment Assets
from Capital Share Transactions	(91,223,603)	(88,335,700)

Increase (Decrease) in Net Investment Assets	(78,477,308)	159,781,479

Net Investment Assets:
Beginning of year	2,508,417,907	2,348,636,428

End of Year (including undistributed net investment
income of $1,112,443 and $1,022,399, respectively)	$2,429,940,599	$2,508,417,907

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements of Tri-Continental Corporation (the “Corporation”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the pri- mary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

d.	Distributions to Stockholders — Dividends and distributions to stockholders are recorded on ex-dividend date.

e.	Options — The Corporation is authorized to write and purchase put and call options. When the Corporation writes an option, an amount equal to the premium received by the Corporation is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deduct- ed from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Corporation enters into a closing transaction), the Corporation realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

f.	Repurchase Agreements — The Corporation may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of repurchase agreements’ underlying securities are moni- tored to ensure the existence of the proper level of collateral.

g.	Restricted Cash — Restricted cash represents deposits that are being held as collateral for letters of credit issued by banks in connection with the Corporation’s insurance policies.

2. Capital Stock Transactions — Under the Corporation’s Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2005, 3,126,041 shares were purchased from Plan participants

Tri-Continental Corporation

Notes to Financial Statements (continued)

at a cost of $56,684,947, which represented a weighted average discount of 16.21% from the net asset value of those acquired shares. A total of 623,631 shares were issued to Plan participants during the year for proceeds of $11,321,060, an average discount of 16.17% from the net asset value of those shares.

     For the year ended December 31, 2005, the Corporation purchased 2,527,047 shares of its Common Stock in the open market at an aggregate cost of $45,869,616, which represented a weighted average discount of 15.90% from the net asset value of those acquired shares.

     Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

     At December 31, 2005, 278,595 shares of Common Stock were reserved for issuance upon exercise of 12,382 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share.

     Assuming the exercise of all Warrants outstanding at Decmeber 31, 2005, net investment assets would have increased by $278,595 and the net asset value of the Common Stock would have been $22.10 per share. The number of Warrants exercised during the years ended December 31, 2005 and 2004 was 440 and 82, respectively.

3. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2005 was equivalent to an average annual rate of 0.41% of the average daily net assets of the Corporation.

     Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,772,315 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Corporation to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2005, the Corporation’s potential obligation under the Guaranties is $658,000. As of December 31, 2005, no event has occurred which would result in the Corporation becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2005, of $247,499 is included in accrued expenses and other liabilities. This accumulated balance was paid to the participating director in January, 2006.

Tri-Continental Corporation

Notes to Financial Statements (continued)

     Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

4. Purchases and Sales of Securities — Purchases and sales of portfolio securities (excluding options and short-term investments) amounted to $1,674,095,503 and $1,815,588,936, respectively.

5. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

     At December 31, 2005, the cost of investments for federal income tax purposes was $2,385,319,921. The tax basis cost was lower than the cost for financial reporting purposes primarily due to tax losses passed through to the Corporation from its limited partnership investments of $6,463,469 offset, in part, by the tax deferral of losses on wash sales and certain option transactions in the amount of $2,078,127. The cost of options written for federal income tax purposes was $4,161,063.

     At December 31, 2005, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities
and options written	$196,320,016
Gross unrealized depreciation of portfolio securities
and options written	(154,276,794)

Net unrealized appreciation of portfolio securities
and options written	42,043,222
Capital loss carryforward	(285,514,996)
Undistributed income	1,359,941

Total accumulated loss	$(242,111,833)

     At December 31, 2005, the Corporation had a net capital loss carryforward for federal income tax purposes of $285,514,996 which is available for offset against future taxable net capital gains, with $248,552,472 expiring in 2010 and $36,962,524 expiring in 2011. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

     For the years ended December 31, 2005 and 2004, the tax characterization of distributions to stockholders was the same as for financial reporting purposes.

6. Restricted Securities — At December 31, 2005, the Tri-Continental Financial Division of the Corporation comprised two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at December 31, 2005, were as follows:

Investments	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,301,124	$1,784,623
Whitney Subordinated Debt Fund, L.P.	7/12/89 to 11/10/98	1,507,882	410,272

Total		$5,809,006	$2,194,895

Tri-Continental Corporation

Notes to Financial Statements (continued)

7. Options Written — Transactions in options written during the year ended December 31, 2005 were as follows:

	Shares
	Subject
	to Call/Put	Premium

Options outstanding at December 31, 2004	—	$—
Options written	10,123,500	18,581,430
Options expired	(5,421,000)	(7,204,851)
Options exercised	(2,890,600)	(6,184,731)
Options terminated in closing purchase transactions	(568,800)	(1,030,785)

Options outstanding at December 31, 2005	1,243,100	$4,161,063

8. Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Tri-Continental Corporation because it is a listed, closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman mutual funds. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman mutual funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Tri-Continental Corporation.

     The results of the Manager’s internal review were presented to the Independent Directors of all Seligman registered investment companies (the “Seligman Funds”). In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

     Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

     Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

     Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court

Tri-Continental Corporation

Notes to Financial Statements (continued)

seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

     At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

     Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

     Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

     The Manager also in late 2003 reviewed its practice of placing some of the Seligman Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman mutual funds. At the time such orders were placed, this practice was permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions.

     The results of this internal review also were presented to the Independent Directors. In order to resolve matters with the Independent Directors with regard to portfolio brokerage commissions, in May 2004, the Manager made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares, including $637,118 paid to Tri-Continental Corporation. This amount has been reported as Payments received from the Manager in the Statement of Changes in Net Assets for the year ended December 31, 2004.

     The Manager also responded fully to information requests from the SEC and the NASD relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested. In January 2006, the SEC notified Seligman of the completion of its examination in regards to revenue sharing and brokerage commissions, and no further liability is expected to result from this matter.

Tri-Continental Corporation

Financial Highlights

     The Corporation’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     “Total Investment Return” measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net Asset Value,
Beginning of Year	$21.87	$19.55	$15.72	$21.69	$25.87

Net investment income	0.26	0.26	0.18	0.25	0.32
Net realized and unrealized
investment gain (loss)	0.29	2.31	3.84	(5.95)	(3.02)

Increase (Decrease) from
Investment Operations	0.55	2.57	4.02	(5.70)	(2.70)
Dividends paid on Preferred Stock	(0.02)	(0.02)	(0.02)	(0.01)	(0.01)
Dividends paid on Common Stock	(0.24)	(0.23)	(0.17)	(0.26)	(0.28)
Distributions from net gain realized	—	—	—	—	(1.11)
Issuance of Common Stock
in gain distributions	—	—	—	—	(0.08)

Net Increase (Decrease)
in Net Asset Value	0.29	2.32	3.83	(5.97)	(4.18)

Net Asset Value,
End of Year	$22.16	$21.87	$19.55	$15.72	$21.69

Adjusted Net Asset Value,
End of Year*	$22.10	$21.82	$19.51	$15.69	$21.65
Market Value, End of Year	$18.58	$18.28	$16.40	$13.25	$18.75

See footnotes on page 30.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,

	2005	2004	2003	2002	2001

Total Investment Return:
Based upon market value	2.98%	12.95%	25.24%	(28.18)%	(5.22)%
Based upon net asset value	2.66%	13.36%#	25.84%	(26.35)%	(10.20)%

Ratios/Supplemental Data:
Expenses to average net
investment assets	0.64%	0.65%	0.68%	0.67%	0.59%
Expenses to average net assets for
Common Stock	0.65%	0.66%	0.70%	0.68%	0.60%
Net investment income to
average net investment assets	1.18%	1.26%	1.03%	1.29%	1.36%
Net investment income to average
net assets for Common Stock	1.20%	1.28%	1.05%	1.31%	1.37%
Portfolio turnover rate	70.77%	47.36%	138.65%	152.79%	124.34%
Net Investment Assets,
End of Year (000s omitted):
For Common Stock	$2,392,304	$2,470,781	$2,310,999	$1,958,295	$2,873,655
For Preferred Stock	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets.	$2,429,941	$2,508,418	$2,348,636	$1,995,932	$2,911,292

*	Assumes the exercise of outstanding warrants.

#	Excluding the effect of the payments received from the Manager (Note 8 to Financial Statements), the total return would have been 13.33% .

See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation (the “Corporation”), including the portfolio of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the Corporation’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2005, the results of its operations for the year then ended, the changes in its net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 3, 2006

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement

     The directors unanimously approved the continuance of the Management Agreement between the Corporation and the Manager at a meeting held on November 17, 2005.

     In preparation for the meeting, experienced counsel who are independent of the Manager had discussed with the Manager the continuance and nature of materials to be provided to the directors. The directors had requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. (“Lipper”). Prior to voting, the directors reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The independent directors also discussed the proposed continuance in a private session with counsel at which no representatives of the Manager were present.

     In reaching their determination with respect to the continuance of the Management Agreement, the directors considered their knowledge of the nature and quality of the services provided by the Manager to the Corporation gained from their experience as directors and/or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors, and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Corporation and review extensive materials and information presented by the Manager.

     The directors also considered all other factors they believed relevant, including the following:

     1. information comparing the performance of the Corporation to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment and administrative services rendered by the Manager;

     3. payments received by the Manager from all sources in respect of the Corporation and all investment companies in the Seligman Group of Funds;

     4. the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Corporation and to all investment companies in the Seligman Group of Funds;

     5. comparative fee and expense data for the Corporation and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized as the Corporation grows and whether the fee level reflects any economies of scale for the benefit of investors;

     7. the Manager’s practices regarding allocation of portfolio transactions of the Corporation, including the extent to which the Manager benefits from soft dollar arrangements;

     8. portfolio turnover rates of the Corporation compared to other investment companies with similar investment objectives;

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement (continued)

     9. fall-out benefits which the Manager and its affiliates receive from their relationships with the Corporation;

     10. the professional experience and qualifications of the Corporation’s portfolio management team and other senior personnel of the Manager; and

     11. the terms of the Management Agreement.

     In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors.

     The directors determined that the overall arrangements between the Corporation and the Manager, as provided in the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

     The material factors and conclusions that formed the basis for the directors’ reaching their determination to approve the continuance of the Management Agreement (including their determinations that the Manager should continue to be the investment adviser for the Corporation, and that the fees payable to the Manager pursuant to the Management Agreement are appropriate) were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Manager

     The directors noted that, under the Management Agreement, the Manager, subject to the control of the directors, administers the Corporation’s business and other affairs. The Manager manages the investment of the assets of the Corporation, including making purchases and sales of portfolio securities consistent with the Corporation’s investment objective and policies. The Manager also provides the Corporation with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Corporation) and executive and other personnel as are necessary for the Corporation’s operations. The Manager pays all of the compensation of directors of the Corporation who are employees or consultants of the Manager and of the officers and employees of the Corporation, including the Corporation’s chief compliance officer. The Manager also provides senior management for Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides stockholder services to the Corporation and other investment companies in the Seligman Group of Funds at cost.

     The directors considered the scope and quality of services provided by the Manager under the Management Agreement and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, the Manager is responsible for maintaining and monitoring its own and the Corporation’s compliance programs, and these compliance programs have recently been refined and enhanced in light of recently adopted regulatory requirements. The directors considered the quality of the investment research capabilities of the Manager and the other resources they have dedicated to performing services for the Corporation. At prior meetings the directors had also considered the Manager’s practices with respect to the selection of brokers and dealers to effect portfolio transactions, including their duty to seek best execution, and information about the levels of commissions paid by the Corporation. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Corporation’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Corporation under the Management Agreement.

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement (continued)

     On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain other funds in the Seligman Group of Funds. At this meeting, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of Funds to the Manager; the ex parte application filed by the Attorney General to seek further discovery and appoint a special referee to supervise the Attorney General’s investigation relating to market timing; and the indication by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors Inc. relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other experienced counsel independent of the Manager, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Corporation.

Costs of Services Provided and Profitability to the Manager

     At the request of the directors, the Manager provided information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information for 2004 and 2005 (through September 30) and estimates for full-year 2005. The information considered by the directors included operating profit margin information for the Manager’s investment company business alone (i.e., excluding results of its other businesses) and on a consolidated basis. The directors also reviewed the Manager’s profitability data and estimated profitability data for the Corporation. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The Manager stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

     The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses. The directors focused on profitability of the Manager’s relationship with the Corporation before taxes and distribution expenses. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Corporation and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Corporation was not excessive.

Fall-Out Benefits

     The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities. The Manager assured the directors that it was closely monitoring the SEC’s recently issued proposed interpretive guidance on the use of soft dollars by investment advisers and that it would modify its current arrangements as necessary to comply with the SEC’s final guidelines.

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement (continued)

     The directors received and reviewed information concerning the Manager’s soft dollar arrangements, which included a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, fund-by-fund data for the twelve months ended September 30, 2005 on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a list of firms providing third-party research and brokerage to the Manager as of September 30, 2005.

     The directors recognized that the Manager’s profitability would be somewhat lower if it did not receive research and brokerage services for soft dollars. The directors noted that the Manager derives reputational and other benefits from its association with the Corporation.

Investment Results

     In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Corporation at each regular Board meeting during the year. The directors reviewed information showing performance of the Corporation compared to other funds in the Lipper Large-Cap Core Fund Average over the 1-, 3-, 5- and 10-year periods ended September 30, 2005, and compared to the Standard & Poor’s 500 Index and a group of nine competitor funds selected by the Manager over annualized rolling 3- and 5-year periods ended September 30, 2005, for each calendar year in the 2000-to-2004 period, and for the first nine months of 2005. The comparative information showed that, although the Corporation’s results had been above and below the various benchmarks in prior periods, the Corporation had generally exceeded its benchmarks in 2001, 2003 and 2004. The directors also recognized that the Corporation’s relatively strong results in those years caused its Lipper ranking for the three- and five-year periods to fall close to the median. The Corporation’s portfolio manager had changed in 2004 and performance had improved in that year, although the Corporation’s results were below its benchmarks in the first nine months of 2005. Taking into account these comparisons and the other factors considered, including the Manager’s efforts to address the directors’ concerns about the Corporation’s long-term investment results, the directors concluded that the Corporation’s investment results over time had been acceptable.

Management Fees and Other Expenses

     The directors considered the management fee rate paid by the Corporation to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Corporation’s peer group consisted of the 18 funds in the Lipper Closed-End Growth & Income Fund category. The information showed that the Corporation’s current effective management fee rate of 0.418% was the third-lowest in the peer group and significantly below the average and the median for the peer group. The directors noted that the Corporation’s effective fee rate reflects the effect of breakpoints.

     The directors also considered the total expense ratio of the Corporation in comparison to the fees and expenses of funds within its peer group. The directors recognized that the expense ratio information for the Corporation potentially reflected on the Manager’s provision of services, as the Manager is responsible for coordinating services provided to the Corporation by others.

     In considering the expense ratio of the Corporation, the directors noted that the Corporation has elected to have stockholder services provided at cost by SDC and that the Manager provides senior management of SDC as part of the services covered by its management fees. SDC provides services exclusively to the investment companies in the Seligman Group of Funds, and the directors noted that the arrangement with SDC has provided the Corporation and its stockholders with a consistently high level of service.

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement (continued)

     The directors also noted that the Corporation’s expense ratio was significantly lower than the median and average for the peer group. The Manager explained that this difference was principally the result of the Corporation’s low management fee and its relatively large asset base. The directors concluded that the Corporation’s expense ratio was highly satisfactory.

Economies of Scale

     The directors noted that the management fee schedule for the Corporation contains breakpoints that take into account the net assets of all funds in the Seligman Group of Funds, including the Corporation, and that the current effective management fee rate of 0.418% reflects a reduction due to the effect of those breakpoints. The directors recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they noted that there is no direct relationship between the economies of scale realized by the Corporation and those realized by the Manager as assets increase, largely because economies of scale are realized (if at all) by the Manager across a variety of products and services, and not only in respect of a single fund. The directors do not believe there is a uniform methodology for establishing breakpoints that give effect to Corporation-specific services provided by the Manager and to the economies of scale that the Manager may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Corporation’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Corporation, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund’s management fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Corporation’s breakpoint arrangements established a reasonable basis for realizing economies of scale for the Corporation.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS

Name, (Age), Position(s)		Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø		and Other Information

John R. Galvin (76)[1,3]		Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;
•	Director: 1995 to Date	Director or Trustee of each of the investment companies of the Seligman
•	Oversees 58 Portfolios in Fund	Group of Funds†; and Chairman Emeritus, American Council on Germany.
	Complex	Formerly, Governor of the Center for Creative Leadership; and Director,
Raytheon Co. (defense and commercial electronics) and USLIFE Corporation
(life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme
Allied Commander, NATO, and the Commander-in-Chief, United States
European Command.

Alice S. Ilchman (70)[2,3]		President Emerita, Sarah Lawrence College; Director or Trustee of each of
•	Director: 1990 to Date	the investment companies of the Seligman Group of Funds†; Director,
•	Oversees 58 Portfolios in Fund	Jeannette K. Watson Summer Fellowship (summer internships for college
	Complex	students); Trustee, Committee for Economic Development; Governor, Court
of Governors, London School of Economics; and Director, Public
Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller
Foundation (charitable foundation); Trustee, Save the Children (nonprofit child assistance organization); and Director, New York Telephone Company.

Frank A. McPherson (72)[2,3]		Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
•	Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or Trustee
•	Oversees 58 Portfolios in Fund	of each of the investment companies of the Seligman Group of Funds†; and
	Complex	Director, ConocoPhillips (integrated international oil corporation), Integris
Health (owner of various hospitals), Oklahoma Chapter of the Nature
Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs
of Oklahoma, Oklahoma City Public Schools Foundation, and Oklahoma
Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark
Corporation (consumer products), BOK Financial (bank holding company), and the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (63)[1,3]		Attorney; Director or Trustee of each of the investment companies of the
•	Director: 1985 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
•	Oversees 58 Portfolios	Foundation (charitable foundation). Formerly, Chairman of the Board of
	in Fund Complex	Trustees of St. George’s School (Newport, RI) and Trustee, World Learning,
Inc. (international educational training).

See footnotes on page 40.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS (continued)

Name, (Age), Position(s)		Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø		and Other Information

Leroy C. Richie (64)[1,3]		Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
•	Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment
•	Oversees 57 Portfolios	companies of the Seligman Group of Funds† (with the exception of Seligman
	in Fund Complex	Cash Management Fund, Inc.); Director, Kerr-McGee Corporation
(diversified energy and chemical company) and Infinity, Inc. (oil and gas services and exploration); and Director and Chairman, Highland Park
Michigan Economic Development Corp. Formerly, Trustee, New York
University Law Center Foundation; Vice Chairman, Detroit Medical Center;
Chairman and Chief Executive Officer, Capital Coating Technologies, Inc.
(applied coating technologies); and Vice President and General Counsel,
Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (73)[2,3]		Ambassador and Permanent Observer of the Sovereign Military Order of
•	Director: 1991 to Date	Malta to the United Nations; and Director or Trustee of each of the
•	Oversees 58 Portfolios	investment companies of the Seligman Group of Funds†. Formerly, Director,
	in Fund Complex	USLIFE Corporation (life insurance); and Vice President, Pfizer Inc.
(pharmaceuticals).

James N. Whitson (70)[1,3]		Director or Trustee of each of the investment companies of the Seligman
•	Director: 1993 to Date	Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial
•	Oversees 58 Portfolios	cable). Retired Executive Vice President and Chief Operating Officer,
	in Fund Complex	Sammons Enterprises, Inc. (a diversified holding company). Formerly,
Director and Consultant, Sammons Enterprises, Inc.; and Director, C-SPAN
(cable television network).

See footnotes on page 40.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Name, (Age), Position(s)		Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø		and Other Information

William C. Morris (67)*		Chairman, J. & W. Seligman & Co. Incorporated; Chairman of the Board and
•	Director and Chairman of the	Director or Trustee of each of the investment companies of the Seligman
	Board: 1988 to Date	Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc.
•	Oversees 58 Portfolios	and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas
	in Fund Complex	industry); Director, Seligman Data Corp.; and President and Chief Executive
Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-
McGee Corporation (diversified energy and chemical company) and Chief
Executive Officer of each of the investment companies of the Seligman
Group of Funds.

Brian T. Zino (53)*		Director and President, J. & W. Seligman & Co. Incorporated; President and
•	Director: 1993 to Date	Chief Executive Officer of each of the investment companies of the Seligman
•	President: 1995 to Date	Group of Funds†; Director or Trustee of each of the investment companies of the
•	Chief Executive Officer:	Seligman Group of Funds (with the exception of Seligman Cash Management
	2002 to Date	Fund, Inc.); Director, Seligman Advisors, Inc. and Seligman Services, Inc.;
•	Oversees 57 Portfolios	Chairman, Seligman Data Corp.; Member of the Board of Governors of the
	in Fund Complex	Investment Company Institute; and Director (formerly Vice Chairman), ICI
Mutual Insurance Company.

John B. Cunningham (41)		Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
•	Vice President and	Incorporated; Vice President and Co-Portfolio Manager of Seligman Common
	Co-Portfolio Manager:	Stock Fund, Inc., Seligman Income and Growth Fund, Inc., and Seligman
	2004 to Date	Target Horizon ETF Portfolios, Inc.; Vice President of Seligman Portfolios,
Inc. and Co-Portfolio Manager of its Common Stock Portfolio and, formerly, its Income and Growth Portfolio. Formerly, Managing Director, Senior
Portfolio Manager of Salomon Brothers Asset Management.

Eleanor T. M. Hoagland (54)		Managing Director, J. & W. Seligman & Co. Incorporated; and Vice President
•	Vice President and Chief	and Chief Compliance Officer of each of the investment companies of the
	Compliance Officer:	Seligman Group of Funds†. Formerly, Managing Director, Partner and Chief
	2004 to Date	Portfolio Strategist, AMT Capital Management.

Charles W. Kadlec (58)		Managing Director and Director of J. & W. Seligman & Co. Incorporated and
•	Vice President: 1996 to Date	President of Seligman Advisors, Inc. and Seligman Services, Inc. Mr. Kadlec
is the architect of several investment strategies, chief among them Seligman
Time Horizon Matrix and Seligman Harvester. He is also Vice President and
Portfolio Manager of Seligman Time Horizon/Harvester Series, Inc. and Vice
President and Co-Portfolio Manager of Seligman TargetHorizon ETF
Portfolios, Inc.

Michael F. McGarry (42)		Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and
•	Vice President and	Co-Portfolio Manager of Seligman Common Stock Fund, Inc.; Vice President
	Co-Portfolio Manager:	of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Common Stock
	From Jan. 2005	Portfolio. Formerly, Vice President, J. & W. Seligman & Co. Incorporated.

See footnotes on page 40.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø	and Other Information

Thomas G. Rose (48)	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman
• Vice President:	& Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc.
2000 to Date	and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and
Seligman International, Inc.

Lawrence P. Vogel (49)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; and Treasurer of
• Treasurer:	Seligman Data Corp.
2000 to Date

Frank J. Nasta (41)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary:	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment
1994 to Date	companies of the Seligman Group of Funds†; and Corporate Secretary,
Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc.,
and Seligman Data Corp.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, New York, NY 10017, 8th floor. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of twenty-four registered investment companies.

*	Mr. Morris and Mr. Zino are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Tri-Continental Corporation

Additional Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services

Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800) 622-4597	24-Hour Automated
New York, NY 10017		Telephone Access Service

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

As required, the Corporation has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Corporation’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Corporation also has included the certifications of the Corporation’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Corporation’s Form N-CSR for the year ended December 31, 2005 filed with the SEC.

1	These references to the SEC’s website and Seligman’s website are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Corporation’s prospectus and Statement of Additional Information.

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Tri-Continental Corporation

Managed by

J. & W. SELIGMAN & CO.
INCORPORATED
Investment Managers and Advisors
ESTABLISHED 1864

This report is intended only for the information of Stockholders who have received the current  prospectus  covering shares of Common
Stock of Tri-Continental  Corporation, which contains  information about investment  objectives, risks, management fees and other costs.
The prospectus should be read carefully before investing and may be obtained by calling Stockholder  Services at 800-TRI-1092.

CETR12 12/05

FORM N-CSR

ITEM 2.	CODE OF ETHICS.
As of December 31, 2005, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004

Audit Fees	$61,980	$59,097
Audit-Related Fees	–	–
Tax Fees	2,350	2,200
All Other Fees	–	1,931

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2005	2004

Audit-Related Fees	$80,560	$76,630
Tax Fees	8,000	13,703
All Other Fees	–	43,000

Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent and (ii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent. Other fees relates to electronic communication processing services performed on behalf of outside counsel of the investment adviser.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee’s Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,464 and $90,910, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
	James N. Whitson, Chairman	Betsy S. Michel
	John R. Galvin	Leroy C. Richie

ITEM 6.	SCHEDULE OF INVESTMENTS.
Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's determination of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders, and thus, Seligman generally abstains from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolio of the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of four members including: Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation of the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.  Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.   Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.   Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.    Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit re-pricing).

5.    Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.    Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.    Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.    Seligman will vote for proposals to effect stock splits.

9.    Seligman will vote for proposals authorizing share repurchase programs.

10.  Seligman will vote against authorization to transact unidentified business at the meeting.

11.  Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.  Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.  Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.  Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.
Information pertaining to the portfolio managers of the registrant, as of January 31, 2006, is set forth below.

John B.		Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated (“Seligman”). In addition to his responsibilities in respect of the registrant, Mr. Cunningham is head of Seligman’s Core Investment Team; Vice President and Portfolio Manager of Seligman Common Stock Fund and Seligman Income and Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio; and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.
Cunnigham (41)
•	Vice President:
September 2004
to Date
•	Portfolio
Manager: 2005
to Date

Michael F.		Managing Director, Seligman. In addition to his responsibilities in respect of the registrant, Mr. McGarry is Vice President and Co-Portfolio Manager of Seligman Common Stock Fund, Inc., and Vice President of Seligman Portfolios, Inc. and Co-Portfolio Manager of its Seligman Common Stock Portfolio. Mr. McGarry joined Seligman in August 1990 as an Institutional Portfolio Administrator and has been a member of Seligman’s Core Investment Team since October 2001.
McGarry (42)
•	Vice President:
May 2005 to
Date
•	Co-Portfolio
Manager: 2005
to Date

For purposes of this discussion, the registrant’s Portfolio Manager and Co-Portfolio Manager are referred to herein as a “Portfolio Manager” and collectively as the “Portfolio Managers.” The following table sets forth certain additional information with respect to the Portfolio Managers of the registrant. Unless noted otherwise, the information is provided as of December 31, 2005.

Other Accounts Managed by Portfolio Managers. The table below identifies, for each Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.

	Registered Investment	Other Pooled Investment
Portfolio Manager	Companies	Vehicles	Other Accounts

John B. Cunningham	6 Registered Investment	0 Pooled Investment	9 Other Accounts with $1,616,000
	Companies with	Vehicles.	in total assets under management.
approximately $376.6
million in total assets
under management.

Michael F. McGarry	2 Registered Investment	0 Pooled Investment	3 Other Accounts with $320,000 in
	Companies with	Vehicles.	total assets under management.
approximately $264.0
million in total assets
under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

For 2006, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of Seligman, Mr. Cunningham will receive a base salary and minimum bonus and is entitled to (i) a performance bonus based on the weighted average pre-tax investment performance of the registrant and two other investment companies for which Mr. Cunningham serves as portfolio manager as compared to the funds constituting the Lipper Large-Cap Core Index (or an otherwise agreed upon appropriate group of funds) for 2006 and (ii) a potential discretionary bonus. Mr. Cunningham received compensation for the year ended December 31, 2005 pursuant to the above arrangement.

For 2006, Mr. McGarry will receive a base salary and discretionary bonus. Mr. McGarry received compensation for the year ended December 31, 2005 under the same arrangement.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors, which have no pre-determined weightings and may apply differently from person to person may include, among other things, the Portfolio Manager’s relative investment performance versus one or more competitive universes or benchmarks; Seligman’s overall profitability and profitability attributable to the assets under management for the Portfolio Manager’s investment team; and the Portfolio Manager’s support of marketing efforts.

The structure of a Portfolio Manager’s compensation may be modified from time to time reflect, among other things, changes in responsibilities or the competitive environment.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more Portfolio Managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the registrant. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocat ion of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Be cause Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent the such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2005, each of Mr. Cunningham and Mr. McGarry owned between $10,001 and $50,000 of the shares of the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Total		Total Number of Shares	Maximum Number (or
	Number of	Average	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Price Paid	Part of Publicly	Shares (or Units) that May Yet
	Units)	per Share	Announced Plans or	Be Purchased Under the Plans
Period	Purchased	(or Unit)	Programs (1)	or Programs (1)

7-01-05 to
7-31-05	621,695	18.28	621,695	2,328,819

8-01-05 to
8-31-05	387,680	18.43	387,680	1,941,139

9-01-05 to
9-30-05	419,668	18.31	419,668	1,521,471

10-01-05 to
10-31-05	472,419	17.92	472,419	1,049,052

11-01-05 to
11-31-05	589,271	18.50	589,271	459,781

12-01-05 to
12-31-05	585,945	18.67	585,945	0

(1)	The stock repurchase program, announced on November 18, 2004, authorizes the
Registrant to repurchase up to 5.7% of its common stock in the open market during the period from November 19, 2004 through December 31, 2005 as long as the discount of the net asset value of the common stock to its market price exceeds 10%. The stock repurchase program was renewed on November 17, 2005 for the year beginning January 1, 2006.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
	(a) (1)	Code of Ethics for Principal Executive and Principal Financial Officers

	(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(a) (3)	Not applicable.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule
30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date: February 23, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO

Brian T. Zino
President and Chief Executive Officer

Date:	February 23, 2006

By:	/S/ LAWRENCE P. VOGEL

Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	February 23, 2006

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a) (1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by
Rule 30a-2(b) of the Investment Company Act of 1940.